UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 22, 2008

NARROWSTEP INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	333-108632	33-1010941
(State Or Other	(Commission	(IRS Employer
Jurisdiction Of	File Number)	Identification No.)
Incorporation)

116 VILLAGE BOULEVARD, PRINCETON, NEW JERSEY 08540
(Address of principal executive offices)                     (Zip Code)

Registrant’s telephone number, including area code:   (609) 945-1760

Check the  appropriate  box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 22, 2008 Louis J. Holder, Narrowstep Inc.'s (the "Company") Chief Technology Officer, was terminated from employment with the Company, effective September 1, 2008.    Mr. Holder has agreed to provide certain services to the Company during a transition period.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NARROWSTEP INC.

By:	/s/ David C. McCourt
	Name:	David C. McCourt
	Title:	Chairman of the Board of Directors,
Interim Chief Executive Officer

Dated:  August 28, 2008